Exhibit 99.1
Execution Version
VOTING AGREEMENT
     This VOTING AGREEMENT (this “Agreement”) is entered into as of December 15, 2006 by and among (i) M2M Holdings, Inc., a Delaware corporation (“Parent”); and (ii) the stockholders of KNOVA Software, Inc. (the “Company”) listed on the signature pages hereto (collectively, the “Stockholders” and each individually, a “Stockholder”). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement referred to below.
RECITALS:
     A. As of the date hereof, the Stockholders collectively own of record and beneficially shares of capital stock of the Company, as set forth on Schedule I hereto (such shares, or any other voting or equity of securities of the Company hereafter acquired by any Stockholder prior to the termination of this Agreement, being referred to herein collectively as the “Shares”).
     B. Concurrently with the execution of this Agreement, Parent and the Company are entering into an Agreement and Plan of Merger dated as of the date hereof (the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, Magic Software Acquisition Corp. (“Merger Sub”) will be merged with and into the Company, and the Company will be the surviving corporation (the “Merger”).
     C. As a condition to the willingness of Parent to enter into the Merger Agreement, Parent has required that the Stockholders agree, and in order to induce Parent to enter into the Merger Agreement, the Stockholders are willing to agree, to vote in favor of adopting the Merger Agreement and approving the Merger, upon the terms and subject to the conditions set forth herein.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:
1. Voting of Shares.
     1.1. Voting. Each Stockholder covenants and agrees that until the termination of this Agreement in accordance with the terms hereof, at the Company Stockholders’ Meeting (including any adjournment or postponement thereof) or any other meeting of the stockholders of the Company, however called, and in any action by written consent of the stockholders of the Company, such Stockholder shall vote, or cause to be voted (or exercise his, her or its right of consent with respect to) all of his, her or its respective Shares:
     (a) in favor of the approval and adoption of the Merger Agreement and the approval of the Merger contemplated by the Merger Agreement, as the Merger Agreement may be modified or amended from time to time; and

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     (b) against (i) any other Acquisition Proposal; or (ii) any action or agreement, including any proposed amendment of the Company’s certificate of incorporation or bylaws or other proposal or transaction involving the Company or any of its Subsidiaries which action, agreement, amendment or other proposal or transaction is intended by the Stockholders to, in any manner impede, interfere with, delay, or attempt to frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement including, without limitation, any action or agreement that would result in a breach in any material respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement (each of the foregoing in clause (i) or (ii) above, a “Competing Transaction”).
     1.2. Grant of Proxy. Other than pursuant to the terms of this Agreement or the Merger Agreement, each Stockholder hereby irrevocably grants to, and appoints, Parent, and any individual designated in writing by it, and each of them individually, as its proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote his, her or its Shares at any meeting of the stockholders of the Company called with respect to any of the matters specified in, and in accordance and consistent with this Section 1. Each Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement. Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1.2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Except as otherwise provided for herein, each Stockholder hereby affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Notwithstanding any other provisions of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement.
2. Transfer of Shares. Each Stockholder covenants and agrees that such Stockholder will not directly or indirectly, (a) sell, assign, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), pledge, encumber or otherwise dispose of any of the Shares, (b) deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect thereto which is inconsistent with this Agreement or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law) or other disposition of any Shares.
3. Representations and Warranties of the Stockholders. Each Stockholder on his, her or its own behalf hereby severally represents and warrants to Parent with respect to itself and its, his or her ownership of the Shares as follows:
     3.1. Ownership of Shares. On the date hereof, the Shares are owned beneficially by such Stockholder or its nominee, and the Shares represent all of the shares of Company Common Stock owned (beneficially or of record) by such Stockholder. Such Stockholder has sole voting power, without restrictions, with respect to all of the Shares. The Shares are free and clear of all

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liens, pledges, security interests, claims, options, rights of first refusal and any other similar restrictions.
     3.2. Power, Binding Agreement. Such Stockholder has (and will have) the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by such Stockholder will not violate any agreement to which such Stockholder is a party, including, without limitation, any voting agreement, stockholders’ agreement, partnership agreement or voting trust. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).
     3.3. No Conflicts. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, any provision of any loan or credit agreement, note, bond, mortgage, indenture, lease, or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or any of its properties or assets, other than such conflicts, violations or defaults or terminations, cancellations or accelerations which individually or in the aggregate do not impair the ability of such Stockholder to perform its obligations hereunder.
     3.4 No Other Representations or Warranties. Except for the representations and warranties expressly contained in this Section III, each such Stockholder makes no express or implied representation or warranty with respect to such Stockholder, the Shares, or otherwise.
4. Representations and Warranties of the Parent. Parent, on its own behalf hereby severally represents and warrants to each such Stockholder with respect to itself as follows:
     4.1 Valid Existence. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted.
     4.2 Authority Relative to This Agreement. Parent has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by Parent and, assuming the due authorization, execution and delivery by the Stockholders hereto, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

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     4.3 No Conflicts. No filing with, and no permit, authorization, consent or approval of any Governmental Entity is necessary on the part of Parent for the execution and delivery of this Agreement by Parent and the consummation by Parent of the transaction contemplated hereby.
5. No Solicitation. Prior to the termination of this Agreement in accordance with its terms, each Stockholder agrees, in its individual capacity as a stockholder of the Company, that (a) it will not, nor will it knowingly authorize or permit any of its employees, agents and representatives to, directly or indirectly, (i) initiate, solicit or encourage any inquiries or the making of any Competing Transaction, (ii) enter into any agreement with respect to any Competing Transaction, or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Competing Transaction, and (b) it will notify Parent as soon as possible if any such inquiries or proposals are received by, any information or documents is requested from, or any negotiations or discussions are sought to be initiated or continued with, it or any of its affiliates in its individual capacity.
6. Appraisal Rights. Each Stockholder agrees not to exercise any rights to demand appraisal of any Shares (including under Section 262 of the DGCL) that may arise with respect to the Merger.
7. Termination. This Agreement shall terminate upon the first to occur of (i) the Effective Time, or (ii) the termination of the Merger Agreement in accordance with its terms.
8. Specific Performance. The parties hereto agree that (i) the representations, warranties, covenants and restrictions set forth in this Agreement are necessary, fundamental and required for the protection of Parent and to preserve for Parent the benefits of the Merger Agreement and the transactions contemplated thereby; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each such representation, warranty, covenant and restriction a special, unique, and extraordinary value; and (iii) a breach of any such representation, warranty, covenant or restriction, or any other term or provision of this Agreement, will result in irreparable harm and damage to Parent that cannot be adequately compensated by a monetary award. Accordingly, the parties hereby agree that in addition to all other remedies available at law or in equity, Parent shall be entitled to the immediate remedy of specific performance, a temporary and/or permanent restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants or restrictions set forth in this Agreement, or to specifically enforce the terms and provisions hereof.
9. Fiduciary Duties. Each Stockholder is signing this Agreement solely in such Stockholder’s capacity as an owner of his, her or its respective Shares, and nothing herein shall prohibit, prevent or preclude such Stockholder from taking or not taking any action in his or her capacity as an officer or director of the Company, including any vote that such individual may make as a director of the Company with respect to any matter presented to the Board of the Company. No such action take by such Stockholder in his or her capacity as a director or officer of the Company shall be deemed to constitute a breach of any provision of this Agreement.

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10. Miscellaneous
     10.1. Entire Agreement. This Agreement, together with the Merger Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto.
     10.2. Invalidity. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.
     10.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any action arising out of or relating to this Agreement, and each of the parties hereto irrevocably agrees that all claims in respect to such action may be heard and determined exclusively in any Delaware state or federal court sitting in the State of Delaware. Each of the parties hereto agrees that a final judgment in any action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
     10.4. Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signatures.
     10.5. Amendment. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by all the parties hereto.
     10.6. Other Definitional and Interpretative Provisions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Any pronoun shall include the corresponding masculine, feminine and neuter forms, as appropriate. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.
     10.7. Further Assurances. Each party shall each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use his, her or its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things

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necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.
     10.8. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) or sent via email (with acknowledgement of receipt) to the parties hereto at the following addresses (or at such other address for a party as shall be specified by like notice), provided, however, that notices sent by mail will not be deemed given until received:

If to Parent:	In accordance with the notice provisions in the Merger Agreement.

If to a Stockholder:	To such Stockholder’s address, fax number or e-mail address as set forth on Schedule I.
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     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

M2M HOLDINGS, INC.
By:	/s/ Katherine Kinder
	Name:	Katherine Kinder
	Title:	Vice President of Finance

[Remainder of Page Intentionally Left Blank]

STOCKHOLDERS:
/s/ Mark Angel
By: Mark Angel
Title:	Chief Technology Officer

/s/ Bruce Armstrong
By: Bruce Armstrong
Title:	Director, President and Chief Executive Officer

/s/ Ram Gupta
By: Ram Gupta
Title:	Director

/s/ Kent Heyman
By: Kent Heyman
Title:	Director

STOCKHOLDERS:
/s/ Frank Lauletta
By: Frank Lauletta
Title:	General Counsel and Secretary

/s/ Thomas Muise
By: Thomas Muise
Title:	Chief Financial Officer and Treasurer

/s/ Richard Nieset
By: Richard Nieset
Title:	Senior Vice President of Global Operations

/s/ Timothy Wallace
By: Timothy Wallace
Title:	Director

STOCKHOLDERS:
/s/ Thomas I. Unterberg
By: Thomas I. Unterberg
Title:	Director

1995 PARTNERS LLC
/s/ Thomas I. Unterberg
By: Thomas I. Unterberg
Title:	Managing Member of General Partner

MARJORIE AND CLARENCE E. UNTERBERG FOUNDATION, INC.
/s/ Thomas I. Unterberg
By: Thomas I. Unterberg
Title:	Trustee

BELLA & ISRAEL UNTERBERG FOUNDATION
/s/ Thomas I. Unterberg
By: Thomas I. Unterberg
Title:	Trustee

STOCKHOLDERS: THOMAS I. UNTERBERG TTEE FBO ELLEN UNTERBERG CELLI FAMILY TRUST
/s/ Thomas I. Unterberg
By: Thomas I. Unterberg
Title:	Trustee

THOMAS I. UNTERBERG TTEE FBO EMILY UNTERBERG SATLOFF FAMILY TRUST
/s/ Thomas I. Unterberg
By: Thomas I. Unterberg
Title:	Trustee

DECLARATION OF TRUST DATED 8/7/96, FBO THOMAS I. UNTERBERG
/s/ Thomas I. Unterberg
By: Thomas I. Unterberg

NFS/FMTC IRA FBO THOMAS I. UNTERBERG
/s/ Thomas I. Unterberg
By: Thomas I. Unterberg

STOCKHOLDERS: C.E. UNTERBERG TOWBIN LLC
/s/ Thomas I. Unterberg
By: Thomas I. Unterberg
Title:	Chairman of C.E. Unterberg, Towbin Holdings, Inc.

C.E. UNTERBERG, TOWBIN CAPITAL PARTNERS I, L.P.
/s/ Thomas I. Unterberg
By: Thomas I. Unterberg
Title:	Managing Member of the General Partner

C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS II, L.P.
/s/ Thomas I. Unterberg
By: Thomas I. Unterberg
Title:	Managing Member of the General Partner

C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS II-Q, L.P.
/s/ Thomas I. Unterberg
By: Thomas I. Unterberg
Title:	Managing Member of the General Partner

STOCKHOLDERS: NEEDHAM CAPITAL PARTNERS III L.P.
/s/ Thomas Shanahan
By: Thomas Shanahan
Title:	General Partner

NEEDHAM CAPITAL PARTNERS III A L.P.
/s/ Thomas Shanahan
By: Thomas Shanahan
Title:	General Partner

NEEDHAM CAPITAL PARTNERS III (BERMUDA) L.P.
/s/ Thomas Shanahan
By: Thomas Shanahan
Title:	General Partner

/s/ Thomas Shanahan
By: Thomas Shanahan
Title:	Director

EXHIBITS AND SCHEDULES TO THE VOTING AGREEMENT

1.	Schedule I:	Record and beneficial ownership of the KNOVA Software, Inc. stockholders signatory thereto